UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 15, 2024

PALO ALTO NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35594	20-2530195
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Tannery Way

Santa Clara, California 95054

(Address of principal executive office, including zip code)

(408) 753-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	PANW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On October 29, 2024, Palo Alto Networks, Inc. (the “Company”) filed its definitive proxy statement (the “Proxy Statement”) for the Company’s 2024 Annual Meeting of Shareholders to be held on December 10, 2024 (“Annual Meeting”). The following information supplements the disclosures set forth in the Proxy Statement.

On November 10, 2024, the Company granted additional equity awards totaling 1,467,999 shares under the Company’s 2021 Equity Incentive Plan (the “2021 Plan”). Immediately following these grants, 11,505,724 shares remained available for grant under the 2021 Plan. Additionally, 18,817,598 shares are subject to outstanding awards under the Company’s 2012 Equity Incentive Plan and the 2021 Plan.

In addition, prior to the date of the Annual Meeting, the Company expects to grant under the 2021 Plan additional restricted stock units for up to approximately 23,397 shares of our common stock and performance stock units with a maximum potential payout of up to approximately 338,607 shares of our common stock (subject to approval by the Company’s board of directors or an appropriate committee thereof).

Additional Equity Plan Information

The following table provides certain additional information regarding the Company’s equity compensation plans, excluding the Employee Stock Purchase Plan:

As of 11/10/2024
Total Stock Options (including PSOs) Outstanding	4,181,136
Weighted-Average Exercise Price of Stock Options Outstanding	$65.30 per share
Weighted-Average Remaining Duration of Stock Options Outstanding	0.97 years
Total Restricted Stock Units (including PSUs) Outstanding	14,636,462
Total Shares Available for Grant under the 2021 Equity Incentive Plan	11,505,724

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We use words such as “anticipates,” “believes,” “continue,” “estimate,” “expects,” “future,” “intends,” “may,” “plan,” and similar expressions to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements reflect the Company’s current expectations and are inherently uncertain. Actual results could differ materially for a variety of reasons. Risks and uncertainties that could cause our actual results to differ materially from those expected or implied in any forward-looking statement include, but are not limited to those discussed in the section titled “Risk Factors” in our 2024 Annual Report on Form 10-K. Unless otherwise provided herein, all statements in this filing are as of the date of this filing, and we do not assume any obligation to update forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALO ALTO NETWORKS, INC.

By:	/s/ Bruce Byrd
Bruce Byrd
Executive Vice President, General Counsel and Secretary

Date: November 15, 2024